Exhibit 10.1

Dated 2nd October 2007

TOTAL PRODUCE PLC

-and-

COMPUTERSHARE TRUSTEES (IRELAND) LIMITED

TRUST DEED AND RULES

in respect of

THE TOTAL PRODUCE PLC EMPLOYEE PROFIT SHARING SCHEME

Arthur Cox,

Earlsfort Centre

Earlsfort Terrace

Dublin 2

We hereby certify that this document is a true copy of the original.

Dated this 5th day of November 2007

ARTHUR COX

Earlsfort Centre

Earlsfort Terrace

Dublin 2.

TABLE OF CONTENTS

1	Definitions	1
2	The Rules	2
3	Trustees’ Funds	2
4	Acquisition of Shares	2
5	Trustees’ Obligations	2
6	Trustees’ Powers	3
7	Trustees’ Regulations	4
8	Records and Information	5
9	Trust Expenses	5
10	Trustees’ Liability	6
11	Corporate Trustee	6
12	Termination of Liability to Contribute	7
13	Termination of Scheme	7
14	Amendments	8
15	Trust Deed to Prevail	8
16	Proper Law	8

SCHEDULE A EMPLOYEE PROFIT SHARING SCHEME RULES		10
SCHEDULE B TOTAL PRODUCE PLC EMPLOYEE PROFIT SHARING SCHEME		20

THIS TRUST DEED is made the              day of                      2007

BETWEEN:

(1)	TOTAL PRODUCE PLC whose registered office is at Charles McCann Building, Rampart Road, Dundalk, Co Louth (hereinafter called “the Company”) of the one part; and

(2)	COMPUTERSHARE TRUSTEES (IRELAND) LIMITED (hereinafter called the “Trustees”) having its registered office at Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18 of the second part.

WHEREAS:-

(A)

The Company wishes to establish an employee share purchase scheme (hereinafter called “the Scheme”) complying with the provisions of Section 60 of the Companies Act, 1963 and capable of approval by the Revenue Commissioners in accordance with Chapter 1 of Part 17 of and Schedule 11 to the Act for the purpose of providing funds to the Trustees from time to time to enable fully-paid ordinary Shares in the capital of the Company to be acquired from time to time by the Trustees (either by subscription or by Purchase) and subsequently to be appropriated by the Trustees to such directors and employees of the Company and the Subsidiaries (as hereinafter defined) as shall from time to time be eligible in accordance with the Rules (as hereinafter defined) to participate therein.

(B)	The Revenue Commissioners are to approve this Trust Deed as a profit sharing scheme pursuant to Chapter 1 of Part 17 of and Schedule 11 to the Act.

NOW THIS DEED WITNESSETH as follows:-

1.	Definitions

(a)	The definitions contained in the Rules as set out in the Schedule hereto or as amended from time to time as therein provided shall apply to this Deed.

(b)

“Trust Property” shall mean any shares, money and other property from time to time in the name of, transferred to or held by the Trustees or under their control and subject to the terms of this Deed and the Rules.

(c)	Reference to any Act or any Part, Chapter or Section thereof shall include any statutory modification, amendment or re-enactment thereof for the time being in force.

2.	The Rules

The Scheme shall be operated and administered in accordance with the Rules.

3.	Trustees’ Funds

(a)

Subject to sub-clause (b) of this Clause 3 the Company acting by the Board shall in accordance with the Rules from time to time pay to the Trustees or shall procure the Subsidiaries to pay to the Trustees:

(i)	such sums of money as may be required from time to time to enable the Trustees to subscribe for or purchase Shares to be held by the Trustees for the purposes of the Scheme;

(ii)

such sums of money as the Trustees may from time to time require to meet taxation and other liabilities or expenses from time to time incurred in the operation and administration of the Scheme including the remuneration (if any) from time to time payable to any Trustee hereof for acting as such.

(b)

The Company and each member of the Group shall only pay to the Trustee pursuant to sub-clause (a) of this Clause 3 such sums as are required in connection with the acquisition of Shares by the Trustees to be appropriated by the Trustees to Eligible Employees who are for the time being in the service of the Company or such member of the Group as pays the sums in question to the intent that the Company and the Subsidiaries shall only be liable for moneys required by the Trustees in relation to Eligible Employees in their respective employments.

4.	Acquisition of Shares

(a)

The Trustees shall use the money paid to them pursuant to Clause 3 hereof for the subscription and/or purchase of Shares or the payment of expenses or other liabilities (as the case may be) in accordance with the Rules.

(b)

The Company will upon receipt of the requisite subscription moneys allot the Shares required by the Trustees for the purposes of the Scheme and issue a certificate for them in the name of the Trustees to be held by the Trustees in accordance with the Rules.

5.	Trustees’ Obligations

(a)	The Trustees shall appropriate the Shares held by them to Eligible Employees in accordance with the Rules.

(b)

As soon as practicable after any Scheme Shares have been appropriated by the Trustees to a Participant in accordance with the Rules the Trustees shall give the Participant notice in writing of the appropriation specifying the number and description of Scheme Shares so appropriated and stating their Initial Market Value.

(c)	The Trustees shall not during the Retention Period dispose of any Shares (whether by transfer to the Participant or otherwise) except as mentioned in Section 511(6) (a), (b) or (c) of the Act.

(d)

The Trustees shall not after the end of the Retention Period and before the Release Date dispose of any Shares appropriated to a Participant except pursuant to a direction given by or on behalf of the Participant or any person in whom the beneficial interest in the Participant’s Shares is for the time being vested and by a transaction which would not involve a breach of the Participant’s obligation under paragraph (c) or (d) of sub-section (4) of Section 511 of the Act.

(e)

The Trustees shall subject to any such direction as is referred to in Section 511(6) of the Act, pay over or transfer to the Participant any money or money’s worth received by them in respect of or by reference to any of his appropriated Shares other than money consisting of a sum referred to in Section 51l(4)(c) of the Act or money’s worth consisting of “new shares” within the meaning of Section 514 of the Act and shall deal only pursuant to a direction given by or on behalf of the Participant (or any such person as is referred to in sub-clause (d) of this Clause 5) in respect of any Participant’s appropriated shares to be allotted other shares securities or rights of any description in respect of the said shares.

(f)

The Trustees shall maintain such records as may be necessary to enable the Trustees to carry out their obligations under Chapter 1 Part 17 of the Act and where the Participant becomes liable to income tax under Schedule E by reason of the occurrence of any event shall inform him of any facts relevant to determining that liability.

(g)

The Trustees shall at all times comply with their obligations to make payments to the Company or any of the Subsidiaries and to account to the Revenue Commissioners for the sums referred to in Section 511(4)(c) of the Act.

6.	Trustees’ Powers

The Trustees shall have the following powers and discretions in addition to those conferred upon them by the general law:

(a)

full power and discretion to agree with the Company all matters relating to the operation and administration of the trusts of this deed and so that no person claiming any interest under such trusts shall be entitled to question the legality and correctness of any arrangement or agreement made between the Company and the Trustees in relation to such operation and administration;

(b)

power to arrange for the Company and any Subsidiary to account to the Revenue Commissioners or other authority concerned for any amounts received by the Trustees pursuant to the Scheme and required to be paid to the Revenue Commissioners in respect of income tax or any other payment required by statute;

(c)	power by resolution:

(i)	to authorise the manner in which cheques and other documents shall be signed on their behalf; and

(ii)	to delegate the signing of such cheques and documents to such persons as they shall think fit.

7.	Trustees’ Regulations

(a)

The number of Trustees hereof shall be not less than two or more than four persons save that a body corporate may act as sole Trustee and if at any time the number of the Trustees shall fall below such limits the surviving or continuing Trustee shall have power to act only for the purpose of doing all things necessary to concur in or secure the appointment of a new Trustee or Trustees.

(b)	A Participant is eligible to be or remain a Trustee and shall be eligible to be or remain a Director of a Trustee which is a body corporate.

(c)	All Trustees (whether individuals or bodies corporate) shall be resident in Ireland.

(d)

The Trustees for the time being may at any time appoint new or additional Trustees and the Trustees for the time being shall execute such documents and do such things as may be necessary to give proper effect to such appointment.

(e)

A Trustee may resign his office as Trustee by sending a notice in writing to that effect to the Company at its registered office giving three months’ notice or such shorter notice as the Company may accept.

(f)

The Trustees, if more than one, shall meet together and regulate their business subject to the provisions of this Deed in such manner as they from time to time determine provided that a Resolution in writing, signed by all the Trustees, shall be as valid and effectual as if it has been passed at a meeting of Trustees duly convened and held.

(g)

In the event of disagreement among the Trustees (if more than one) the decision of the majority shall in all cases prevail and in the event of an equality of votes the Chairman of the Meeting, who shall be appointed by the Meeting, shall have a second or casting vote.

(h)

The Trustees may appoint such persons (including the Company or any member of the Group or any Participant) approved by the Company to act as their agent hereunder and shall not be bound to supervise such agents or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such agents.

(i)

The Trustees may at any time obtain and act on the opinion or advice of any lawyer, accountant, actuary, broker or other expert acting as an expert and shall not be responsible for any loss which may be occasioned by so doing.

(j)

The Trustees may, but shall not be bound to, accept a certificate signed by a director of the Company as to any fact or matter which is prima facie within the knowledge of the Company as sufficient evidence thereof.

(k)

Any Trustee, otherwise eligible to be a Participant, may be so and may retain for his absolute benefit all the interest to which he is entitled as a Participant in any Scheme Shares acquired or received for him and any other money or money’s worth accruing to him as such and exercise all rights to which he is entitled as a Participant.

8.	Records and Information

(a)

The Trustees shall make arrangements with the Company for the preparation and preservation on behalf of the Trustees of all necessary accounts (including the accounts of individual employees) records and other documents in connection with the trusts of this Deed and for the performance generally of all administrative work in connection therewith and the Company hereby covenants with the Trustees that it will ensure that such accounts records and documents are fully and accurately prepared and preserved and that the aforesaid work is carried out and will cause to be made available to the Trustees all facilities and information necessary to ensure that full compliance is made with the provisions of the trusts of this Deed.

(b)

The Company and the other members of the Group shall give to the Trustees all such information as to Eligible Employees, Participants and otherwise as the Trustees shall from time to time require for the operation of the Scheme.

(c)	The Trustees shall make all such returns to the Revenue Commissioners as they may from time to time be required to make.

9.	Trust Expenses

(a)

Any individual Trustee shall be entitled to receive and retain as remuneration for his services hereunder such reasonable sum or sums as the Company may from time to time resolve shall be paid to him therefor notwithstanding that he is also an officer or employee of the Company or any Participating Company and he shall not be disqualified from voting or taking part in any decision of the Trustees on any matter by virtue of any personal and beneficial interest (actual or prospective) therein.

(b)

Any Trustee being a solicitor accountant stockbroker or other person engaged in any profession or business shall be entitled to be paid all usual professional or proper charges for business transacted time expended and acts done by him or any employee or partner of his firm in connection with the Scheme including acts which a Trustee not being in any profession or business could have done personally.

(c)

Any Trustee being a body corporate (whether or not a trust corporation) may charge and be paid such reasonable remuneration or charges as shall from time to time be agreed in writing between the Company and such body corporate and any such body corporate (being a bank) shall be entitled (without accounting for any resultant profit) to act as banker and perform any services in relation to the Scheme on the same terms as would be made with a customer in the ordinary course of its business as a banker.

(d)

All costs charges and expenses of the incidental to the administration of these trusts and the Scheme including but not limited to the remuneration of the Trustees shall be primarily payable out of any income or profits which may accrue to the Trust Property (other than Shares held on behalf of Participants) and subject thereto shall be paid by the Company and subject to Clause 10 hereof the Company and the Subsidiaries shall at all times hold the Trustees fully indemnified against all liabilities costs claims or losses of any kind incurred by them in connection with the operation or administration of the Scheme.

10.	Trustees’ Liability

(a)

The Company shall keep the Trustees indemnified against any actions claims and demands arising out of anything lawfully done or caused to be done by them in the exercise of the powers and discretions vested in them by this Deed and the Scheme or otherwise arising howsoever out of or in connection with the preparation administration operation or determination of the Scheme and in addition the Trustees shall have the benefit of all indemnities conferred upon Trustees generally by law and by the Trustee Act, 1893 or any statutory modification or re-enactment thereof for the time being in force; and

(b)

Every Trustee not being a trust corporation or other remunerated trustee shall be answerable only for losses arising from his own wilful default and shall not be answerable for any act neglect or default of his co-Trustees or co-Trustee and any Trustee who shall pay or transfer to his co-Trustee or co-Trustees or do any act or thing or make any omission enabling such co-Trustees or co-Trustee to receive any monies or other property for the purpose of the Scheme shall not be bound to see to their due application or be subsequently rendered liable by any express notice of the misapplication of any such monies or property nor shall the Trustees be liable for any neglect or default of any solicitor accountant banker valuer or other agent employed by the Trustees.

11.	Corporate Trustee

A Trustee hereof being a body corporate (whether or not a trust corporation) may in its capacity as Trustee hereof act by its proper officers and may by such proper officers have and exercise all powers, trusts and discretions vested in it hereunder.

12.	Termination of Liability to Contribute

(a)

The Company, a Subsidiary which is a member of the Group, or the Company on behalf of itself and/or any or all of its said Subsidiaries, may at any time by Notice (hereinafter in this Clause 12 referred to as a “Notice”) in writing given to the Trustees terminate its or their obligations under Clause 3(a) (i) to allocate funds to the Trustees.

(b)	In the event of a Notice being given to the Trustees by the Company on behalf of itself and all of its said Subsidiaries who are or become parties to this Deed:-

(i)

any Shares in the capital of the Company held by the Trustees (not being Shares held on behalf of the Participants) shall be sold by the Trustees and the proceeds after payment of any necessary expenses or other liabilities shall be paid to the Company and to such Subsidiaries as are participating in the Scheme at the time of giving of the Notice in proportion to the last allocation of funds respectively made by such companies pursuant to Rule 2 of the Rules;

(ii)

the Trustees shall continue to hold on behalf of a Participant upon the terms of this Deed and the Rules unless Clause 13 hereof applies any such Scheme Shares as have already been appropriated to such Participant.

(c)

In the event of a Notice being given by the Company or such a Subsidiary (not being given by the Company on behalf of itself and all the said Subsidiaries) sub-clause (b)(ii) of this Clause shall apply in relation to Participants who are or were employees of the company giving the Notice but in all other respects the Scheme shall continue.

13.	Termination of Scheme

(a)	This Trust and the Scheme shall determine on the earliest of the following dates:-

(i)	the date on which shall expire the period of sixty years after the execution of this Deed;

(ii)	the date on which shall expire the period of 21 years after the death of the survivor of the descendants now living of his Britannic Majesty King George V;

(iii)

the date of the making of an order or the passing of an effective Resolution that the Company should be wound up (otherwise than in connection with a company reconstruction as defined in Rule 10 of the Rules).

(b)

on such determination the Trustees shall distribute any Trust Property to the persons entitled thereto and shall pay over to the Company and such Subsidiaries as are participating in the Scheme at the time of such determination the balance thereof in proportion to the last allocation of funds respectively made by such companies pursuant to Rule 2 of the Rules. In the event of any dispute as to the persons entitled to any part of the Trust Property the Trustees shall convert such part into cash and pay the cash into Court and shall thereupon be discharged from all obligations in relation thereto.

14.	Amendments

The Company may with the consent of the Trustees amend the terms of this Deed and the Rules by a deed or deeds supplemental hereto Provided that:-

(i)	the Rules may only be amended as provided in Rule 14;

(ii)	amendments to this Deed shall not be inconsistent with or contrary to the Rules;

(iii)	no amendment shall be made which would prejudice approval of the Scheme by the Revenue Commissioners under Part 2 of Schedule 11 to the Act;

(iv)	no amendment shall be made which would prejudice materially the interests of such persons who are the Participants;

(v)	no amendment shall be made which would alter the provisions contained in this Clause.

15.	Trust Deed to Prevail

The Trustees’ rights duties and powers are regulated by this Trust Deed and by the Scheme set out in the Schedule hereto and in case of conflict between the provisions of the Trust Deed and those of the Scheme the provisions of the Trust Deed shall prevail.

16.	Proper Law

This Deed shall be governed by and construed in accordance with the law of the Republic of Ireland.

IN WITNESS whereof the parties hereto have entered into these presents the day and year first above written.

PRESENT when the Common Seal of

TOTAL PRODUCE plc was affixed hereto

ILLEGIBLE

ILLEGIBLE

PRESENT when the Common Seal of

COMPUTERSHARE TRUSTEES (IRELAND) LIMITED was affixed hereto:-

ILLEGIBLE

ILLEGIBLE

SCHEDULE A

EMPLOYEE PROFIT SHARING SCHEME RULES

1.	Definitions

In this Scheme the words and expressions set out below shall have the meanings specified against them unless otherwise specifically provided and any reference to a provision of an Act of Parliament shall include any modification re-enactment or extension of it.

“Act”	The Taxes Consolidation Act, 1997.

“Announcement Date”	The day in each year on which the Company invites Eligible Employees to apply for Shares under the Scheme.

“Annual Remuneration”	The gross basic salary (including directors’ fees, but excluding any fluctuating emoluments such as overtime) paid or payable by the Company or any subsidiary of the Company to the relevant Eligible Employee.

“Appropriated Share”	A share appropriated to a Participant.

“Appropriation Date”	The dates in relation to any year upon which Shares are appropriated to Participants.

“Appropriate Percentage”	The percentage of the Locked-in Value of a Participant’s Shares chargeable to income tax under Schedule E computed in accordance with the provisions of Section 511(3) of the Act.

“Auditors”	The Auditors for the time being of the Company or in the event of there being Joint Auditors such one of them as the Company shall select.

“the Company”	Total Produce plc

“the Board”	The Board of Directors of the Company for the time being, or a duly authorised committee thereof.

“Eligible Employee”

(1)    An employee of a member of the Group:-

(a)    whose remuneration is subject to Irish Income Tax under Schedule E; and

(b)    who has been in the permanent full time or permanent part-time service of a member of the Group for a period of not less than six calendar months ending on, and who is employed by a member of the Group on the day previous to, the Announcement Date of the relevant Year.

(2)    A Director of a member of the Group whose remuneration for his office is subject to Irish Income Tax under Schedule E.

The term Eligible Employee shall exclude all individuals who are ineligible to participate in the Scheme by virtue of Part 4 of Schedule 11 to the Act.

“the Group”	The Company and all its Subsidiaries for the time being which are incorporated in the Republic of Ireland.

“Individual Share Allocation”	The amount of profit share which the Eligible Employee has agreed should be paid to the Trustees provided that in any year of assessment such sum shall not exceed €12,700 or such higher or lower amount as shall from time to time be the maximum permitted in paragraph 3(4) of Part 2 of Schedule 11 to the Act as from time to time amended or such lesser sum as may be specified by the Company.

“Initial Market Value”	The Market Price on the date of appropriation or such earlier date(s) as the Revenue Commissioners and the Trustees may agree in writing.

“Locked-in-Value”	The value as defined in Section 512(1) of the Act.

“Market Price”	In relation to any Shares has the meaning assigned to it by Section 548 of the Act or, if higher the par value thereof.

“Minimum Proportional Share Allocation”	The minimum proportion of profit share which a Participant can elect to pay to the Trustees is €127 per annum and the minimum proportional share allocation shall be the number of shares which can be purchased for this amount.

“Participant”	An Eligible Employee who has elected to participate and is appropriated Shares in this Scheme.

“Profit Share”	In relation to an Eligible Employee means the amount determined by the Board to be payable to him out of the profits of the member of the Group employing him.

“Release Date”	The date as defined in Section 511(2) of the Act.

“Retention Period”	The period as defined in Section 511 of the Act.

“Schedule E”	Schedule E contained in Part 5 of the Act.

“this Scheme”	The Total Produce plc Employee Profit Sharing Scheme as constituted by a Resolution of the Remuneration Committee dated August 2007 and these Rules as the same may be varied from time to time.

“Shares”	Fully paid Ordinary Shares in the capital of the Company which comply with the provisions of Part 3 of Schedule 11 of the Act and where the context so requires shall refer to a single Share.

“Subsidiary”	A subsidiary of the Company within the meaning of Section 155 of the Companies Act, 1963 and over which it has control within the meaning of Section 432 of the Act and which is also a participating company as defined in paragraph 3(2) of Part 2 of Schedule 11 of the Act.

“the Trust Deed”	the Trust Deed dated August 2007 to which these Rules are scheduled.

“the Trustees”	the Trustees or Trustee for the time being of the Trust Deed.

“Year”	An accounting reference period of the Company used for the purposes of calculating the benefits (if any) payable under the Profit Sharing Scheme.

In these Rules words denoting the singular number only shall include the plural number also and words denoting the masculine gender shall include the feminine gender also and reference to any provision of any statute shall be construed as a reference to any statutory modification or re-enactment thereof for the time being in force.

2.	Operation of the Scheme

(a)	As soon as practicable not later than six months following the end of a Year:-

(i)	the Company shall determine which employees and Directors of the Company and its Subsidiaries are Eligible Employees in respect of the Year last ended and forthwith inform the Trustees accordingly.

(ii)

the Company shall inform each Eligible Employee and invite him to specify by notice in writing to the Company not later than 14 days after the Announcement Date the proportion of his Profit Share to be paid to the Trustees so as to allow the Trustee to subscribe for Shares on his behalf on the terms of the Scheme.

(iii)

any Eligible Employee who wishes to participate in this Scheme shall contract with the Company in the terms of Section 511(4) of the Act. Failure to comply with the Company’s requirements in this regard will preclude such employee or Director from participating in this Scheme.

(iv)

the Company and its Subsidiaries shall, in accordance with such requirements as the Trustees may from time to time specify, prepare and make available to the Trustees the name and address and Individual Share Allocation of each Eligible Employee who has elected to participate in this Scheme.

(b)

Where the Profit Share notified to an Eligible Employee in accordance with Rule 2(a)(ii) is less than the amount specified in paragraph 3(4) of Part 2 of Schedule 11 to the Act or otherwise in any applicable legislation, the Company may, in its absolute discretion but subject to such restrictions as may be required by the Revenue Commissioner from time to time, permit such Eligible Employee to elect to forego part of his Annual Remuneration for an appropriation of Shares under the Scheme PROVIDED HOWEVER that:-

(i)	the amount of such salary foregone does not exceed the lesser of 7 1⁄2% of his Annual Remuneration or the amount of his Profit Share; and

(ii)	the aggregate value of the Shares to be appropriated to an Eligible Employee under Rule 2(c) shall not exceed the limit in the Act referred to above.

(c)

On or before each Appropriation Date the Company and its Subsidiaries shall make available to the Trustees in respect of each Eligible Employee who has contracted to participate such sum as will enable the Trustees to purchase or subscribe at the Market Price for all the Shares which such Eligible Employee has elected to have appropriated to him in accordance with Rule 2(a) and (b) on condition that such sum is applied by the Trustees in the subscription for or purchase of Shares for appropriation to that Eligible Employee on that Appropriation Date.

3.	Trustees’ Obligations

(a)	The Trustees shall as soon as practicable following the Announcement Date:-

(i)	determine the number of Shares to be appropriated on the Appropriation Date;

(ii)

apply the sum made available by the Company and its Subsidiaries pursuant to Clause 3(b) hereof in purchasing or subscribing for Shares at the Market Price for the Eligible Employees who have contracted to participate in the Scheme; and

(iii)

appropriate the Shares to Eligible Employees who have contracted to participate and shall notify each such Participant of the number and description of Shares so appropriated to him, their Initial Market Value and the date on which such appropriation took place.

(b)

A Participant (or as the case may be) his legal personal representatives shall be entitled to retain his beneficial interest in the Shares appropriated notwithstanding his death or departure from the service of the Company or a Subsidiary on or after the relevant Appropriation Date.

4.	Limits Upon Appropriations

(a)

The number of Shares which may be allocated or appropriated by way of subscription under this Scheme in any period of ten successive calendar years shall not, when added to the number of Shares which shall have been allocated or appropriated by way of subscription under any employee share scheme (other than pursuant to options to subscribe granted prior to such ten year period) or remain to be issued pursuant to options to subscribe granted during such ten year period under any share option scheme relating to Shares, exceed such number of Shares as represents 10 per cent. of the aggregate of the issued ordinary share capital of the Company and the ordinary share capital of the Company to be issued on the conversion of the convertible cumulative preference share capital of the Company.

(b)

The number of Shares which the Trustees may acquire under this Scheme in any calendar year by way of subscription shall not exceed a number equal to 1% (one per cent) of the number of Ordinary Shares in the Company in issue on the day preceding the day on which the Board shall have allocated profits in respect of any Year for Shares under this Scheme.

(c)

The number of Shares which may be allocated or appropriated by way of subscription under this Scheme in any period of three successive calendar years shall not, when added to the number of Shares which shall have been allocated or appropriated by way of subscription under any employee share scheme (other than pursuant to options to subscribe granted prior to such three year period) or remain to be issued pursuant to options to subscribe granted during such three year period under any share option scheme relating to Shares, exceed such number of Shares as represents 3 per cent. of the aggregate of the issued ordinary share capital of the Company and the ordinary share capital of the Company to be issued on the conversion of the convertible cumulative preference share capital of the Company.

(d)

The limits specified in paragraphs (a), (b) and (c) of this Rule and (if appropriate) the Market Price shall be adjusted in such manner as the Auditors shall consider fair and reasonable to take account of any issue by way of capitalisation of reserves, any rights issued or any sub-division, consolidation or reduction of share capital.

(e)

The Company may not appropriate in respect of any Year any of its profits for the purpose of acquisition of Shares by the Trustees in excess of an amount equal to 5% (five per cent) of that part of its profits in respect of that Year before taxation and excluding exceptional items which, in the opinion of the Board, is attributable to the operations of the Group whose employees are eligible to participate in this Scheme. In addition, whenever the amount appropriated by the Company for the purposes of this Scheme would result in the number of Shares to be subscribed exceeding the limit specified in Rule 4(b), then the amount appropriated in excess of that amount may be applied by the Trustees in the purchase of Shares in the market.

5.	Rights Attaching to Shares and Listings

(a)	Shares appropriated to Participants pursuant to this Scheme shall rank pari passu in all respects with the Ordinary Shares of the Company.

(b)

The Company will use its best endeavours to procure that as soon as reasonably practicable after an appropriation of Shares pursuant to this Scheme such Shares are admitted to the Irish Enterprise Exchange of The Irish Stock Exchange Limited and the AIM of the London Stock Exchange plc.

6.	Retention of Shares

(a)	Except as hereinafter provided the Trustees:-

(i)	shall not dispose of any Shares during the Retention Period (whether by transfer to a Participant or otherwise);

(ii)

shall not dispose of any Shares after the end of the Retention Period except pursuant to a direction given by or on behalf of the Participant or any person in whom the beneficial interest in his Shares is for the time being vested, and shall not dispose of any Shares by any transaction which would involve a breach of a Participant’s obligations under paragraphs (b)(iii) and (iv) below;

(iii)

shall at all times deal with any right conferred in respect of any of a Participant’s Shares to be allotted other shares securities or rights of any description only pursuant to a direction given by or on behalf of the Participant or any person in whom the beneficial interest in his Shares is for the time being vested;

(b)	Except as hereinafter provided each Participant:-

(i)	shall permit his Shares to remain in the hands of the Trustees throughout the Retention Period;

(ii)	shall not assign charge or otherwise dispose of his beneficial interest in his Shares during the Retention Period;

(iii)

shall not direct the Trustees to transfer the ownership of his Shares to him at any time before the Release Date unless he shall pay to the Trustees before the transfer takes place a sum equal to Irish income tax at the standard rate for the time being in force on the Appropriate Percentage at the time of the direction;

(iv)

shall not direct the Trustees to dispose of his Shares at any time before the Release Date in any other way except by sale for the best consideration in money that can reasonably be obtained at the time of the sale.

7.	Transactions in Shares

Notwithstanding Rule 6 above, a Participant:-

(a)

may direct the Trustees to accept an offer for any of the Shares appropriated to him (hereinafter referred to as “the Original Shares”) if the acceptance or agreement will result in a new holding, as defined in section 584(1) of the Act, being equated with the original Shares for the purposes of Capital Gains Tax; and

(b)

may direct the Trustees to agree to a transaction affecting the Shares appropriated to him or such of them as are of a particular class if the transaction would be entered into pursuant to a compromise arrangement or scheme applicable to or affecting:-

(i)	all the ordinary share capital of the Company or as the case may be all the shares of the class in question, or

(ii)	all the shares or shares of the class in question which are held by a class of shareholder identified otherwise than by reference to their participation in this Scheme; and

(c)

may direct the Trustees to accept an offer of cash, with or without other assets, for the shares appropriated to him if the offer forms part of a general offer which is made to holders of shares of the same class as himself or of shares in the Company and which is made in the first instance on a condition such that if it is satisfied the person making the offer will have control of the Company within the meaning of Section 11 of the Act; and

(d)

may agree after the expiry of the Retention Period to sell the beneficial interest in the Shares appropriated to him to the Trustees for the same consideration as in accordance with Rule 6(b)(iv) above would be required to be obtained for the Shares themselves.

8.	Capital Receipts

Subject to any such direction as is referred to in Section 513(3) of the Act, the Trustees shall pay or transfer to a Participant any money or money’s worth received by them in respect of or by reference to any of the Shares appropriated to him (less any costs or expenses of disposal, in the case of a disposal) other than money’s worth consisting of a “new holding” within Rule 10 below provided that the Trustees shall not be obliged to pay to a Participant any money or money’s worth arising pursuant to Rule 6(b)(iii) hereof and any sums of €1.00 or less.

9.	Dividends and Voting Rights

(a)

The Trustees shall take such steps as they in their absolute discretion think fit to procure that dividends in respect of Shares appropriated to a Participant are remitted to him at his present or last place of work with the Company or any of its Subsidiaries or such other place as the Trustees may decide as soon as practicable after payment thereof is made by the Company provided always that the Trustees shall at all times comply with the provisions of paragraph 17(a) of Schedule 11 to the Act.

(b)

In relation to any voting rights attaching to a Share appropriated to a Participant the Trustees shall deal only in accordance with directions given to them by the Participant or by any other person in whom the beneficial interest in the Shares is for the time being vested.

10.	Company Reconstruction

Where there occurs in relation to any of the Shares appropriated to a Participant a company reconstruction (as defined in Section 514 of the Act) which results in a new holding, as defined in section 584(1) of the Act, being for the purposes of the said Section 514 equated with the original holding for the purposes of Capital Gains Tax then such new holding shall be deemed to have been appropriated to the Participant on the date of appropriation of the original holding and shall be held by the Trustees on the same terms.

11.	Rights of Employees

Participation in this Scheme by a Participant is a matter entirely separate from any pension right or entitlement he may have and from his terms or conditions of employment and participation in this Scheme shall in no respects whatever affect in any way a Participant’s pension rights or entitlements or terms or conditions or employment and in particular (but without limiting the generality of the foregoing words) any Participant who leaves the employment of the Company or a Subsidiary shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under this Scheme which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise howsoever.

12.	Duty to Account for PAYE etc.

(a)

When the Trustees receive from a Participant who has directed them to transfer the ownership of his Shares to him at any time before the Release Date the sum calculated in accordance with Rule 6(b)(iii) above, that sum shall be accounted for to the Revenue Commissioners in accordance with Section 516 of the Act.

(b)	The Trustees shall maintain records of all sums received from Participants under paragraph (a) above.

(c)	The Trustees shall inform each Participant in writing of any facts which are relevant to determining the liability (if any) of that Participant to Irish income tax under Schedule E.

13.	Administration

(a)

If the Trustees need from time to time to make additional appropriations pursuant to Rule 3 because of Eligible Employees fairly and reasonably being included in the Scheme for the relevant Year the Company and/or relevant Subsidiary shall make available to the Trustees such sum or sums as the Trustees need to acquire Shares for such Eligible Employees as aforementioned provided always that such Eligible Employees shall be treated within the terms of this Scheme as if they had received an appropriation of Shares on the Appropriation Date. Under no circumstances shall the Trustees hold any Shares for more than 18 months without appropriating them to a Participant;

(b)

Any notification or other notice in writing to be given to any Participant in pursuance to this Scheme shall be sufficiently given if sent through the post in a prepaid cover addressed to the Participant at his address last known to the sender including any address supplied by the Company or a Subsidiary as being his address. Any certificate notification or other notice in writing required to be given to the Company’s Subsidiary or the Trustees shall be properly given if sent to or delivered to the Company the Subsidiary concerned or the first named trustee at their respective registered or principal officer or in the case of a Trustee his last known address;

(c)

The Company shall keep available a sufficient number of unissued ordinary Shares of the Company to enable Shares to be issued up to the limit laid down in Rule 4(a) above as adjusted in accordance with Rule 4(c) above;

(d)

If an Eligible Employee completes the required form of contract for participation in this Scheme in respect of a particular Year but dies before Shares have been appropriated to him thereunder, the Company may at its discretion determine that (without prejudice to the rights attaching to Shares appropriated for earlier Years) no further Shares be appropriated to the estate of such employee but that his full entitlement be paid in salary.

14.	Modifications and Alterations to Scheme

(a)

Subject to obtaining the approval of the Revenue Commissioners pursuant to paragraph 5(2) of the Schedule 11 to the Act the Board may from time to time make alterations to the Trust Deed and these Rules including (without prejudice to the generality of the foregoing) such alterations as may be necessary to establish other cash profit sharing schemes and to permit participants in such other schemes to participate in this Scheme on such terms as the Board thinks fit provided always that no alteration to the Rules 4, 5 or 14(a) shall be effective without the prior sanction of an ordinary Resolution of the Company in General Meeting and provided further that the Board shall not make any alteration which would prejudice approval of this Scheme by the Revenue Commissioners or a Participant’s rights over Shares already appropriated to him;

(b)

The Board may at any time suspend or terminate operation of this Scheme and the Scheme shall, unless extended by ordinary Resolution of the Company in General Meeting, terminate following the appropriation of Shares in respect of the Year ending in 2014.

15.	Miscellaneous

If any matter arises on or in connection with this Scheme or its operation for which specific provision is not made in these Rules such matter shall be resolved dealt with or provided for in such manner as the Board shall in its absolute discretion consider appropriate after taking into account the respective interests of the Company and of the Participants and the requirements of the Revenue Commissioners.

SCHEDULE B

TOTAL PRODUCE PLC EMPLOYEE PROFIT SHARING SCHEME

1.	Subject to the requirements of the Electronic Commerce Act, 2000 (and in particular the consent requirement in Section 12 (2)(c) of such Act), the Trustees shall have the power to:-

(a)	enter into contracts with Participants;

(b)	send and/or receive notices to/from Participants;

in such electronic form as they may specify from time to time.

2.

The Trustees shall have the power to agree with Participants that the Trustees may act on such instructions as they may receive from time to time unless such instructions are revoked in the manner specified by the Trustees.

CA66827.3

Dated 10 day of December 2020

DEED OF AMENDMENT IN RESPECT OF THE TRUST DEED AND RULES

BETWEEN

TOTAL PRODUCE PLC

The Appointor

COMPUTERSHARE TRUSTEES (IRELAND) LIMITED

The Trustee

Total Produce PLC Employee Profit Sharing Scheme

Legal Services

Computershare Limited

The Pavilions

Bridgwater Road

Bristol

Ref: PG

Dated 10 day of December 2020

PARTIES

(1)	TOTAL PRODUCE PLC having Its registered office at 29 North Anne Street, Dublin 7 (hereinafter referred to as the “Appointor”); and

(2)

COMPUTERSHARE TRUSTEES (IRELAND) LIMITED (company number 351707) having Its registered office at Heron House, Corrig Road, Sandyford Industrial Estare, Dublin 18, Ireland (hereinafter referred to as the “Trustee”)

WHEREAS:

(A)

This deed Is supplemental to a Trust Deed (hereinafter called the “Principal Deed”) dated 2 October 2007 and made between the Appointor and the Trustee which Principal Deed together with the rules attached thereto (hereinafter called the “Rules”), established the Total Produce PLC Employee Profit Sharing Scheme (hereinafter called the “Scheme”); and

(B)

The Appointor and the Trustee wish to make certain amendments to the Principal Deed and have agreed to enter Into this deed for the purpose of effecting these amendments. When required, this prior written approval of the Irish Revenue Commissioners to the terms of this deed has been obtained by the Appointer in accordance with paragraph 5(2) of Schedule 11 to the Taxes Consolidation Act 1997 (as amended) together with any approval(s) required pursuant to the Principal Deed and/or Rules.

NOW THEREFORE THE PARTIES DO HEREBY AGREE AS FOLLOWS:-

1	AMENDMENTS TO THE PRINCIPAL DEED AND RULES

1.1	In accordance with Rule 14 of the Principal Deed and Rules the Appointor and the Trustee wish to amend the Rules which form a Schedule to the Principal Deed by

1.1.1	adding a new sub-paragraph 6(c) to Rule 6, to read as follows:-

“After the end of the Retention Period of any Participant’s Shares, the Shares as hereinafter provided in this Rule be held by the Trustees until the date on which the Participant concerned directs the Trustees:-

1) to sell the Scheme Shares; or

2) to transfer the legal ownership of the Scheme Shares to him;

provided that as soon as it may be practical following the Release Date applicable thereto the Trustees may transfer legal ownership of the Scheme Shares to the Participant.”

1.1.2	adding a new final sentence to paragraph (b) of Rule 13, to read as follows:-

“Subject to the requirements of Section 12(2)(c) of the Electronic Commerce Act 2000 any notification or other communication to be given to a Participant in connection with the Plan shall have been deemed to have been fully given if sent by electronic mail to the Participant at the electronic mail address as shown in the Trustee’s records for the time being, or, by post in a pre-paid cover to Participant’s address as shown in the Trustee’s records for the time being or if sent to him at his place of work and the Trustees and the Participating Companies shall have no liability whatsoever to a Participant in respect of any notification, document, payment or other communication so given, sent or made nor shall the Trustees or the Participating Companies be concerned to see that any Participant actually receives the same.”

2	GOVERNING LAW

The construction, validity and performance of this deed shall be governed by the laws of Ireland and the parties hereto submit to the jurisdiction of the Irish Courts.

3	HEADINGS

The Headings to the clauses in this deed are inserted for reference purposes only and shall not affect the interpretation of any provision hereof.

4	GENERAL

4.1	Subject as provided in this deed, the Principal Deed and Rules shall continue in full force and effect in accordance with their terms.

4.2

This deed may be executed in more than one counterpart, and by the parties to it on separate counterparts, but shall not be effective until each party has executed at least one counterpart, with the same effect as if the parties to this deed executing the several counterparts had all executed one document.

IN WITNESS WHEREOF this deed has been duly executed by the parties set out below and delivered on the date first mentioned above.

The Common Seal of TOTAL PRODUCE PLC

was hereunto affixed in the presence of:-

ILLEGIBLE	Director

Director/ Secretary

The Common Seal of COMPUTERSHARE TRUSTEES (IRELAND) LIMITED

was hereunto affixed in the presence of:-

Director

Director/ Secretary

“Subject to the requirements of Section 12(2)(c) of the Electronic Commerce Act 2000 any notification or other communication to be given to a Participant in connection with the Plan shall have been deemed to have been fully given if sent by electronic mail to the Participant at the electronic mail address as shown in the Trustee’s records for the time being, or, by post in a pre-paid cover to the Participant’s address as shown in the Trustee’s records for the time being or if sent to him at his place of work and the Trustees and the Participating Companies shall have no liability whatsoever to a Participant in respect of any notificatication document, payment or other communication so given, sent or made nor shall the Trustees or the Participating Companies be concerned to see that any Participant actually receives the same.”

2	GOVERNING LAW

The construction, validity and performance of this deed shall be governed by the laws of Ireland and the parties hereto submit to the jurisdiction of the Irish Courts.

3	HEADINGS

The Headings to the clauses in this deed are inserted for reference purposes only and shall not affect the interpretation of any provision hereof.

4	GENERAL

4.1	Subject as provided in this deed, the Principal Deed and Rules shall continue in full force and effect in accordance with their terms.

4.2

This deed may be executed in more than one counterpart, and by the parties to it on separate counterparts, but shall not be effective until each party has executed at least one counterpart, with the same effect as if the parties to this deed executing the several counterparts had all executed one document.

IN WITNESS WHEREOF this deed has been duly executed by the parties set out below and delivered on the date first mentioned above.

The Common Seal of TOTAL PRODUCE PLC

was hereunto affixed in the presence of:-

Director

ILLEGIBLE	Secretary

The Common Seal of COMPUTERSHARE TRUSTEES {IRELAND) LIMITED

was hereunto affixed in the presence of:-

Director

Director/ Secretary

“Subject to the requirements of Section 12(2)(c) of the Electronic Commerce Act 2000 any notification or other communication to be given to a Participant in connection with the Plan shall have been deemed to have been fully given If sent by electronic mail to the Participant at the electronic mail address as shown in the Trustee’s records for the time being, or, by post in a pre-paid cover to the Participant’s address as shown in the Trustee’s records for the time being or if sent to him at his place of work and the Trustees and the Participating Companies shall have no liability whatsoever to a Participant in respect of any notification, document, payment or other communication so given, sent or made nor shall the Trustees or the Participating Companies be concerned to see that any Participant actually receives the same.”

2	GOVERNING LAW

The construction, validity and performance of this deed shall be governed by the laws of Ireland and the parties hereto submit to the jurisdiction of the Irish Courts.

3	HEADINGS

The Headings to the clauses in this deed are inserted for reference purposes only and shall not affect the interpretation of any provision hereof.

4	GENERAL

4.1	Subject as provided in this deed, the Principal Deed and Rules shall continue in full force and effect in accordance with their terms.

4.2

This deed may be executed in more than one counterpart, and by the parties to it on separate counterparts, but shall not be effective until each party has executed at least one counterpart, with the same effect as if the parties to this deed executing the several counterparts had all executed one document.

IN WITNESS WHEREOF this deed has been duly executed by the parties set out below and delivered on the date first mentioned above.

The Common Seal of TOTAL PRODUCE PLC

was hereunto affixed in the presence of:-

Director

Director/ Secretary

The Common Seal of COMPUTERSHARE TRUSTEES (IRELAND) LIMITED

was hereunto affixed in the presence of:-

ILLEGIBLE	Director

ILLEGIBLE	Director/ Secretary

DATED 14 OCTOBER 2021

TOTAL PRODUCE PLC

DOLE PLC

COMPUTERSHARE TRUSTEES (IRELAND) LIMITED

DEED OF AMENDMENT AND SUBSTITUTION

IN RESPECT OF

THE TOTAL PRODUCE PLC EMPLOYEE PROFIT SHARING SCHEME

ARTHUR COX

THIS DEED OF AMENDMENT AND SUBSTITUTION is made on the 14th day of OCT, 2021

BETWEEN:

(1)

TOTAL PRODUCE PLC, a public limited company incorporated in Ireland with registered number 427687 having its registered office at 29 North Anne Street, Dublin D07 PH36 (hereinafter called “the Original Company”) of the first part;

(2)

DOLE PLC, a public limited company incorporated in Ireland with registered number 606201 having its registered office at 29 North Anne Street, Dublin D07 PH36 (hereinafter called “the New Company”) of the second part; and

(3)

COMPUTERSHARE TRUSTEES (IRELAND) LIMITED, a private company limited by shares incorporated in Ireland with registered number 351707 having its registered office at Unit 3100, Lake Drive, Citywest Business Campus, Citywest, Dublin D24 AK82 (hereinafter called “the Trustee”) of the third part.

WHEREAS:

(A)	This Deed is supplemental to:

(i)

a Trust Deed dated the 2nd day of October 2007 between the Original Company and the Trustee, with Rules scheduled thereto (hereinafter called “the Trust Deed” and “the Rules” respectively) whereby the Original Company established ‘The Total Produce plc Employee Profit Sharing Scheme’ (hereinafter called “the Scheme”) which has been approved by the Revenue Commissioners in accordance with Chapter 1 of Part 17 of and Schedule 11 to the Taxes Consolidation Act 1997 (hereinafter called “the Act”); and

(ii)	a Deed of Amendment dated the 10th day of December 2020 whereby the Rules were amended as provided therein.

(B)	The Trustee is the present trustee of the Scheme.

(C)

It is provided in Clause 14 of the Trust Deed that the Original Company may with the consent of the Trustee amend the terms of the Trust Deed and the Rules by deed supplemental thereto provided, inter alia, that no amendment shall be made which would prejudice approval of the Scheme by the Revenue Commissioners under Part 2 of Schedule 11 of the Act.

(D)

Pursuant to the terms of an Agreement dated 16 February 2021 between, among others, the Original Company and the New Company, on 28 July 2021 (the “Effective Date”) the Original Company became a wholly owned subsidiary of the New Company in exchange for the issue to the holders of ordinary shares of €0.01 each in the capital of the Original Company of ordinary shares of US$0.0l each in the capital of the New Company.

(E)

The Original Company with the consent of the Trustee is desirous, subject to the approval of the Scheme by the Revenue Commissioners under Part 2 of Schedule 11 of the Act not being prejudiced, of, with effect from the Effective Date, amending the Rules as hereinafter provided to the effect that the Original Company is released from all of its obligations under the Trust Deed and the Rules and the New Company is deemed to be substituted for the Original Company as the person liable to perform the said obligations.

(F)	The New Company has entered into this Deed to evidence its consent to assuming the obligations of the Original Company with effect from the Effective Date.

1

NOW THIS DEED WITNESSETH as follows:

1.

Subject to the approval of the Scheme by the Revenue Commissioners under Part 2 of Schedule 11 of the Act not being prejudiced, in pursuance of the aforesaid desire and with effect from the Effective Date:

1.1

the Original Company with the consent of the Trustee, in exercise of the power for this purpose conferred upon it by Clause 14 of the Trust Deed and of every and any other power enabling it in this behalf, with effect from the Effective Date, HEREBY AMENDS the Rules by,

(a)	in Rule 1, in the definition:

(i)

“the Company”, the deletion of the words “Total Produce plc’’ and their replacement with the words “Dole plc, a public limited company incorporated in Ireland with registered number 606201 having its registered office at 29 North Anne Street, Dublin D07 PH36”; and

(ii)	“this Scheme’’, the deletion of the words “Total Produce” and their replacement with the words “Dole”; and

(b)

in Rule 5(b), the deletion of the words “Irish Enterprise Exchange of The Irish Stock Exchange Limited and the AIM of the London Stock Exchange plc” and their replacement with the words “New York Stock Exchange or the Nasdaq Stock Market”;

1.2

the Original Company is released from all of its obligations under the Trust Deed and the Rules, the New Company agrees and is hereby deemed to be substituted for the Original Company as the person liable to perform the said obligations and the Trust Deed and the Rules shall have effect as if the New Company had been a party to and had executed the Trust Deed in place of the Original Company and any references to the Original Company in the Trust Deed and in the Rules were references to the New Company; and

1.3	the Scheme be henceforth known as ‘The Dole plc Employee Profit Sharing Scheme’.

2.

This Deed may be executed in any number of counterparts, and by parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Deed, but all the counterparts shall together constitute one and the same instrument.

3.	This Deed shall be governed and construed in accordance with the laws of Ireland.

IN WITNESS WHEREOF the parties hereto have executed these presents on the day and year first above written.

2

GIVEN under the common seal of

TOTAL PRODUCE PLC

and DELIVERED as a DEED:

ILLEGIBLE

Director
ILLEGIBLE
Secretary

GIVEN under the common seal of

DOLE PLC

and DELIVERED as a DEED:

ILLEGIBLE
Director

ILLEGIBLE
Secretary

GIVEN under the common seal of

COMPUTERSHARE TRUSTEES (IRELAND) LIMITED

and DELIVERED as a DEED:

ILLEGIBLE
Director

ILLEGIBLE
Director/Secretary

3